UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 3, 2006

Xethanol Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50154	84-1169517
(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 723-4000

 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. Entry into a Material Definitive Agreement.

A.  Investment by Certain Investors.

On April 3, 2006, Xethanol Corporation ("Xethanol") entered into a Securities Purchase Agreement dated as of April 3, 2006 ("Investor Purchase Agreement") with 99 investors (the "Investors") pursuant to which it issued to the Investors an aggregate of 6,775,604 shares (the “Shares”) of its $.001 par value common stock (“Common Stock") at a purchase price of $4.50 per share, three-year warrants to purchase up to 1,355,160 shares of Common Stock at an exercise price of $4.50 per share (“Series A Warrants”) and three-year warrants to purchase up to 677,623 shares of Common Stock at an exercise price of $6.85 per share (“Series B Warrants”).

Xethanol received $30,489,951 in connection with the issuance of the Shares, the Series A Warrants and Series B Warrants to the Investors. Xethanol can receive up to an additional $6,098,220 over the next three years upon exercise by the Investors of the Series A Warrants and up to an additional $ 4,641,717.55 over the next three years upon exercise by the Investors of the Series B Warrants. The possible total investment by the Investors in Xethanol is $ 41,229,888.55.

The Investor Purchase Agreement and the warrants are more fully described below.

The Investors also have certain registration rights, and Xethanol has certain registration obligations, under a separate Registration Rights Agreement, as described below.

Among other things, the Investor Purchase Agreement contains a representation that the Investors have not traded in, and will not trade in (including short sales of) Common Stock from the earlier of 30 days from the date of these agreements or the date that the Investors were first contacted about this investment in Xethanol through the date of public disclosure of this transaction.

The Investors are listed on Exhibit 1.5 to this Current Report on Form 8-K.

Purchase Agreement

Common Stock

Under the Investor Purchase Agreement, the Company issued to the Investors, and the Investors purchased from the Company, 6,775,604 Shares of the Company’s Common Stock at a purchase price of $4.50 per share.

Warrants

Under the Investor Purchase Agreement, in connection with the issuance and sale of its Common Stock to the Investors, the Company issued to the Investors its Class A Warrants entitling the warrant holders, in the aggregate, to purchase up to 1,355,160 shares of Common Stock. The Class A Warrants may be exercised to purchase shares of Common Stock at a purchase price of $4.50 per share, subject to adjustment as provided therein, and may be exercised until April 2, 2009. Under the Investor Purchase Agreement, in connection with the issuance and sale of its Common Stock to the Investors, the Company also issued to the Investors its Class B Warrants entitling the warrant holders, in the aggregate, to purchase up to 677,623 shares of Common Stock. The Class B Warrants may be exercised to purchase shares of Common Stock at a purchase price of $6.85 per share, subject to adjustment as provided therein, and may be exercised until April 2, 2009.

The Class A Warrants and the Class B Warrants (together, the “Warrants”) are identical in all respects, except as to the per share exercise price.
The possible total investment by the Investors in Xethanol is $ 41,229,888.55.

Reservation Of Shares

The Company must at all times reserve a number of shares of Common Stock sufficient to cover the maximum number of shares issuable upon exercise of the Warrants.

Registration Rights Agreement

In connection with the agreements described above, Xethanol also entered into a registration rights agreement (the "Registration Rights Agreement") with the Investors whereby it agreed to file a Registration Statement with the Securities and Exchange Commission on Form SB-2 or (if it becomes eligible to do so) S-3 (the “Registration Statement”) within 30 days of the closing of the sale of the Shares.

The Company is required to use its best efforts to have the Registration Statement declared effective within 90 days (or, under certain circumstances, within 120 days) following the closing of the sale of the Shares.

The purchase price for the sale of the Shares, the issuance of the Warrants and the other transactions contemplated by the Investor Purchase Agreement was determined through arm's-length negotiations between Xethanol and the Investors.

The Investor Purchase Agreement, the Registration Rights Agreement , the form of Series A Warrant and the form of Series B Warrant have been included as exhibits 1.1, 1.2, 1.3 and 1.4, respectively, in this Current Report on Form 8-K. The Series A Warrants and the Series B Warrants that have been or will be issued to each Investor are identical to the form of Series A Warrant and Series B Warrant included as Exhibits, excepting only the number of shares of Common Stock that are covered by such Warrants. Please review these documents for additional information regarding the terms of these agreements.

B.  Investment by Goldman, Sachs & Co.

On April 3, 2006, Xethanol entered into a Securities Purchase Agreement ("Goldman Purchase Agreement") with Goldman, Sachs & Co. (“Goldman”) pursuant to which it issued to Goldman 888,889 shares (the “Goldman Shares”) of Common Stock at a purchase price of $4.50 per share, Series A Warrants to purchase up to 177,778 shares of Common Stock at an exercise price of $4.50 per share (“Goldman Series A Warrants”) and Series B warrants to purchase up to 88,889 shares of Common Stock at an exercise price of $6.85 per share (“Goldman Series B Warrants”).
Xethanol received $4,000,000 in connection with the issuance of the Goldman Shares, the Goldman Series A Warrants and the Goldman Series B Warrants. Xethanol can receive up to an additional $800,001 over the next three years upon exercise of the Goldman Series A Warrants and up to an additional $1,217,780 over the next three years upon exercise of the Goldman Series B Warrants. The possible total investment by Goldman in Xethanol is $6,017,781.

The Goldman Purchase Agreement, the Goldman Series A Warrants and the Goldman Series B Warrants are more fully described below.

Purchase Agreement

Common Stock

Under the Purchase Agreement, the Company issued to Goldman, and Goldman purchased from the Company, 888,889 Shares of Common Stock at a purchase price of $4.50 per share.

Warrants

Under the Goldman Purchase Agreement, in connection with the issuance and sale of its Common Stock to Goldman, the Company issued to Goldman its Class A Warrants entitling the warrant holders to purchase up to 177,778 shares of Common Stock, on the same terms as are described above. Under the Purchase Agreement, in connection with the issuance and sale of its Common Stock to Goldman, the Company also issued to Goldman its Class B Warrants entitling the warrant holders to purchase up to 88,889 shares of Common Stock, on the same terms as are described above.

Reservation Of Shares

The Company must at all times reserve a number of shares of Common Stock sufficient to cover the maximum number of shares issuable upon exercise of the Goldman Series A Warrants and the Goldman Series B Warrants.

The purchase price for the sale of the Goldman Shares, the issuance of the Goldman Series A Warrants, the issuance of the Goldman Series B Warrants and the other transactions contemplated by the Goldman Purchase Agreement was determined through arm's-length negotiations between Xethanol and Goldman.

The Goldman Purchase Agreement has been included as Exhibit 1.6 in this Current Report on Form 8-K. The Series A Warrants and the Series B Warrants that have been or will be issued to Goldman are identical to the form of Series A Warrant and Series B Warrant included as Exhibits 1.3 and 1.4, respectively, excepting only the number of shares of Common Stock that are covered by such Warrants. Please review these documents for additional information regarding the terms of these agreements.

SECTION 3 - SECURITES AND TRADING MARKETS

ITEM 3.02. Unregistered Sales of Equity Securities

(a) Pursuant to the Investor Purchaser Agreement, on April 3, 2006, Xethanol sold to the Investors an aggregate of 6,775,604 shares (the “Shares”) of Common Stock, Series A Warrants to purchase up to 1,355,160 shares of Common Stock and Series B Warrants to purchase up to 677,623 shares of Common Stock. Pursuant to the Goldman Purchase Agreement, Xethanol sold to Goldman 888,889 shares of Common Stock, Series A Warrants to purchase up to 177,778 shares of Common Stock and Series B warrants to purchase up to 88,889 shares of Common Stock.

(b) All of the securities specified in the preceding subparagraph (a) were sold for cash. The total purchase price payable to Xethanol for the sale of such securities is $34,489,951. The total commissions paid or payable with respect to such sales are $2,489,397.

(c) Exemption from registration of the securities specified in the preceding subparagraph (a) is claimed under Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and Rule 506 promulgated thereunder. Exemption is claimed based, among other things, upon the representations made by each of the Investors and Goldman in their subscription documents that include, among other things, a representation from each such purchaser that it is an Accredited Investor within the meaning of Regulation D promulgated under the Act.

(d) The Series A Warrants are exercisable until April 2, 2009 to purchase shares of Common Stock at a purchase price of $4.50 per share. The Series B Warrants are exercisable until April 2, 2009 to purchase shares of Common Stock at a purchase price of $6.85 per share.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. Exhibits

Following is the Index of Exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K or incorporated by reference herewith:

1.1	Purchase Agreement, dated April 3, 2006, by and among Xethanol Corporation, a Delaware corporation, and the Investors.

1.2	Registration Rights Agreement dated April 3, 2006, by and among Xethanol Corporation and the Investors.

1.3	Form of Series A Warrant to be issued by Xethanol Corporation to the Investors and to Goldman.

1.4	Form of Series B Warrant to be issued by Xethanol Corporation to the Investors and to Goldman.

1.5	List of Investors.

1.6	Purchase Agreement, dated April 3, 2006, by and among Xethanol Corporation, a Delaware corporation, and Goldman, Sachs and Co.

99.1	Press release issued by Xethanol Corporation on April 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xethanol Corporation

Date: April 6, 2006	By:	/s/ Christopher d’Arnaud-Taylor
Christopher d’Arnaud-Taylor
Chairman, President and Chief Executive Officer (principal executive officer)